Exhibit 1.A.10

                         APPLICATION FOR LIFE INSURANCE







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[Logo] PHOENIX PO Box 8027                                                                           APPLICATION FOR LIFE INSURANCE
               Boston MA 02266-8027                                                                                          PART I

Company is defined as indicated below: (CHECK ONE)
[ ] PHOENIX LIFE INSURANCE COMPANY            [ ] PHL VARIABLE INSURANCE COMPANY         [ ] PHOENIX LIFE AND ANNUITY COMPANY
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SECTION I - PROPOSED INSURED
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
Print Name as it is to appear on policy (First, Middle, Last)       Sex                                Birthdate (Month, Day, Year)
                                                                      [ ] Male   [ ] Female
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Birthplace (State or Country)                                       United States Citizen              Social Security Number
                                                                      [ ] Yes    [ ] No
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Driver's License Number (Include State)                             Marital Status
                                                                      [ ]Single  [ ]Married  [ ]Widowed  [ ]Divorced  [ ]Separated
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Home Address (Include Street, Apt. Number, City, State, and ZIP Code)                                  Home Telephone Number
                                                                                                       (     )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, and ZIP Code)

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Current Occupation and Duties                                       Employer                                  Length of Employment

----------------------------------------------------------------- ---------------------------------- ------ ------------------------
Business Address (Include Street, Apt. Number, City, State, and ZIP Code)                              Bus. Phone No. (Include Ext.)
                                                                                                       (     )
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Email Address

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SECTION II - OWNERSHIP
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[ ]A.  Insured                                                     [ ] D. Partnership (Include Name of all Partners - if partnership
[ ]B.  Successive Owners                                                  is limited, indicate which partners are general partners)
[ ]B1. Owners Jointly                                              [ ] E. Sole Proprietorship (Include Name of Sole Proprietor)
[ ]C.  Corporation, its successors or assigns (Include state       [ ] F. Trust (Include Name and Date of Trust, Name of
       of incorporation)                                                  Trustee(s) and Grantor)
(Complete section below if B, C, D, E or F are checked)
IF OWNER IS OTHER THAN PROPOSED INSURED, PREMIUM NOTICE WILL BE SENT TO:
Owner's Name _______________________________________________________________________________________________________________________
 ___________________________________________________________________________________________________________________________________
Mailing Address ____________________________________________________________________________________________________________________
Owner's Email Address ______________________________________________________________________________________________________________
Social Security or Tax I.D. Number __________________________  Relationship _____________  Date of Birth ___________________________
CONTINGENT OWNER
Name _____________________________________________________________________________  Date of Birth __________________________________
Relationship _______________________________________________________________________________________________________________________
ULTIMATE OWNER:  Check one. If none checked, insured will be ultimate owner.
[ ]  Insured   [ ]  Executor or administrator of the survivor of the primary and contingent owners
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SECTION III - BENEFICIARY DESIGNATION
------------------------------- ------------------------------------ ------------------------------ --------------------------------
Primary Beneficiary             Relationship to Proposed Insured     Date of Birth (If Available)    Social Security No. (If known)

------------------------------- ------------------------------------ ------------------------------ --------------------------------
[ ]  IF THIS BOX IS CHECKED, EACH OF THE CONTINGENT BENEFICIARIES LISTED SHALL RECEIVE AN EQUAL INTEREST.
------------------------------- ------------------------------------ ------------------------------ --------------------------------
First Contingent Beneficiary    Relationship to Proposed Insured    Date of Birth (If Available)    Social Security No. (If known)

------------------------------- ------------------------------------ ------------------------------ --------------------------------
Second Contingent Beneficiary   Relationship to Proposed Insured    Date of Birth (If Available)    Social Security No. (If known)

------------------------------- ------------------------------------ ------------------------------ --------------------------------
IF TRUST IS PRIMARY BENEFICIARY: (CHECK ONE)
[ ]  Trust under Insured's will
[ ]  Inter vivos - Name of Trustee _________________________________________________________________________________________________
     Date of Trust ______________________________________________________
To qualify for payment, beneficiary must be living: (Check A or B, otherwise A will apply)
[ ]  A. at the Proposed Insured's death.   [ ]  B. on the 30th day after the date of the Proposed Insured's death.
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OL2773                                                   1 of 6                                                               4-02
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SECTION IV - COVERAGE APPLIED FOR
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
PLAN OF INSURANCE                                                   BASIC POLICY AMOUNT
                                                                    $
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SECTION V - VARIABLE/UNIVERSAL PLANS OF INSURANCE - RIDERS AND FEATURES
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First Year Anticipated, BILLED Premium (Excluding 1035 Exchange,     Subsequent Planned Annual Premium
Lump Sum Funds, etc.)
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[ ]  Disability Waiver of a Specified Amount                        DEATH BENEFIT OPTION: (check one) If none checked, Option 1
     Amount $_______________________________________                    will apply.
[ ]  Accidental Death Benefit Rider                                     [ ]  Option 1 - Level Face Amount
[ ]  Death Benefit Protection Rider                                     [ ]  Option 2 - Increasing Face Amount
     [ ]  Age 70     [ ]  Age 80     [ ]  Age 100                   FACE AMOUNT INCREASE OPTIONS:
[ ]  Purchase Protector ___________________ units                       [ ]  __________% percentage Increase
[ ]  Child's Term Rider                                                 [ ]  $ __________ Fixed Dollar Increase
[ ]  Family Term Rider                                                  [ ] Increase Equal to Premiums Paid
[ ]  Living Benefit Rider                                           POLICY OPTION: (check one) If none checked, Option A will apply.
[ ]  Guaranteed Death Benefit Rider                                     [ ]  Policy Option A
[ ]  Guaranteed Extension Rider                                         [ ]  Policy Option B
[ ]  Cash Value Accumulation Rider                                      [ ]  Policy Option C
[ ]  Age 100 + Rider                                                [ ] Other __________________________
[ ]  Individual Term Rider $ __________                             [ ] Other __________________________
                                                                    [ ] Other __________________________
                                                                    [ ] Other __________________________

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TEMPORARY MONEY MARKET ALLOCATION
If the state of issue does not require refund of premium during the Right To Cancel Period, but you prefer to temporarily allocate your premiums to the Money Market subaccount until the end of the Right to Cancel Period, as stated in the policy, indicate:
 [ ]  Yes   [ ]  No
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TELEPHONE/ELECTRONIC AUTHORIZATION
I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By checking "Yes", I am authorizing and directing the Company to act on telephone or electronic instructions from my licensed agent who can furnish proper identification. The Company will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, the Company and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability,
loss or cost.  [ ]  Yes   [ ]  No
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ELECTRONIC DELIVERY AUTHORIZATION
By checking "Yes," I am authorizing the Company to provide my statements, prospectuses and other information electronically if available. I understand that I must have Internet access to use this service and there may be access fees charged by the Internet
service provider.  [ ]  Yes    [ ]  No
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SECTION VI - SUITABILITY
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY AND THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED
ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUBACCOUNTS?  [ ]  YES   [ ]  NO
IF YOU ARE PURCHASING A VARIABLE LIFE POLICY, DO YOU BELIEVE IT IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES?  [ ]  YES   [ ]  NO
IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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SECTION VII - COMPLETE IF TEMPORARY INSURANCE IS REQUESTED
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If either of the following questions are answered "Yes" or left blank, no agent or broker is authorized to accept money and a
Temporary Insurance Agreement MAY NOT be issued, and no coverage will take effect.
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YES    NO
[ ]   [ ]    1. Within the past two years have you been treated for heart disease, stroke, or cancer or had such treatment recommended?
[ ]   [ ]    2. Within the past 60 days have you been scheduled or advised to have any diagnostic test (excluding HIV) tests or surgery not yet performed?
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$____________ has been paid by _________________________________ to the Licensed Agent/Registered Representative indicated in this application, for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the TEMPORARY INSURANCE RECEIPT bearing the same number as this application.
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OL2773                                                    2 of 6                                                               4-02
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SECTION VIII - TERM/WHOLE LIFE PLANS OF INSURANCE - RIDERS AND FEATURES
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
[ ] Accidental Death Benefit                                                    DIVIDEND OPTION:
[ ] Disability Waiver of Premium on Insured                                     ----------------------------------------------------
[ ] Purchase Protector  ____________________ units                              [ ] Optionterm
[ ] Family Protection                                                               Optionterm Death Benefit $  ____________________
[ ] Children's Protection ___________________ units                             ----------------------------------------------------
[ ] Living Benefit Rider                                                            Premium Paying Coverage  [ ]  Yes    [ ]  No  or
[ ] Other ________________________________________                                  % of Increase _______________________________
Cost of Living is automatic (No COL for Term products) unless this box is       [ ] Accumulate at Interest (ACCUM)
checked  [ ]  I do not desire Cost of Living                                    [ ] Paid-up Additional Insurance (PUA)
------------------------------------------------------------------------------- [ ] One Year Term with Balance to:
Additional Death Benefit Riders:                                                [ ] Cash    [ ] PUA    [ ] ACCUM    [ ] RP
Primary Insurance Term Rider (PITR)  $ ____________                             [ ] Reduce Premium (RP)
Other Rider Name ____________    Amount $ ____________                          [ ] Cash
                                                                                [ ] Other ______________________________________
                                                                                [ ] Other ______________________________________
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[ ] Paid-Up Additions Purchase Options Rider (PAPOR) (check one)                Automatic Premium Loan, if applicable
    [ ] PAPOR A-Flexible      [ ] PAPOR B-Flexible with Optionterm              [ ]  Yes    [ ]  No
    Number of years payable _________________                                   ----------------------------------------------------
Intended premium payments for the first 7 years:                                Policy Loan Interest Rate, if applicable (If none
Year 1 ____________                 Year 5 ____________                         checked, "Variable" will apply.)
Year 2 ____________                 Year 6 ____________
Year 3 ____________                 Year 7 ____________                         [ ]  Variable    [ ]  Fixed
Year 4 ____________        MAXIMUM AMOUNT $ ____________
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SECTION IX - MODE OF PREMIUM PAYMENT - (Please note, there is a higher cost associated with the purchase of a Whole Life or Term policy, if the mode of payment is other than on an annual pay basis. Please consult with your Licensed Agent/Registered
Representative.)
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[ ] Annual                                            [ ] Quarterly                                         [ ] Semi-Annual
[ ] Monthly (Variable Life Insurance only)            [ ] PCS (Phoenix Check-O-Matic Service)
                                                          Minimum Monthly Check for Each Service - $25.00
Multiple Billing Option - Give # or Details
                                            ----------------------------------------------------------------------------------------
[ ] List Bill     [ ] Employee Insurance Counseling Service (EICS)  [ ] Salary Allotment  [ ] Pension  [ ] Money Purchase Pension
[ ] Other _________________________________________________
IF ELECTING PCS, COMPLETE THE FOLLOWING:
Existing Policy Number or PCS File Number _________________________________________________
AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
I (we) hereby  authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my (our) checking account and the depository named below.
INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the depositor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.

ATTACH VOID CHECK HERE











Signature of depositor (if different from owner)____________________________________________________________________________________
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Send premium notices to: (in addition to owner)
[ ] Insured at:      [ ] Home Address     [ ] Business Address
[ ] Other (Name, Relationship to Owner and Address)  _______________________________________________________________________________

                                                     _______________________________________________________________________________
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OL2773                                                         3 of 6                                                           4-02
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SECTION X - EXISTING LIFE INSURANCE
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Describe all additional coverage in force. Include individual and group. If no coverage in force, check here [ ].
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
                     Company                          Issue Date              Plan                Amount         Personal/Business
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
Total Life Insurance in force (if none, indicate) $_________ Total Accidental Death Benefit in force (if none, indicate) $__________
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YES      NO
[ ]      [ ]   1.  Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicants or the insureds or the owner(s) or the annuitant?

[ ]      [ ]   2.  With this policy, do you plan to replace (in whole or in part) now or in the future any existing life insurance or annuity contract in force with this policy?

[ ]      [ ]   3.  Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information
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                     Company                          Issue Date              Plan                Amount         Personal/Business
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
------------------------------------------------- ------------------- ---------------------- ------------------ --------------------
                                                                                              $                    [ ]       [ ]
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SECTION XI - INCOME
---------------------------------------------------- --------------------------------------------- ---------------------------------
Earned Income                                         Independent Income                            Net Worth
a.                                                    b.                                            c.
---------------------------------------------------- --------------------------------------------- ---------------------------------
SECTION XII - ADDITIONAL INFORMATION
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YES      NO
[ ]      [ ]   1.  Have you used tobacco or nicotine products in any form in the last 10 years? If "Yes," please circle the product(s) used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum. If "Yes,"
                   check one: [ ] Use currently [ ] Date quit__________________.

[ ]      [ ]   2.  Have you ever applied for life, accident, or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes," give date, company and reason).

[ ]      [ ]   3.  Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force.)

[ ]      [ ]   4.  Do you intend to live or travel outside the United States or Canada? (If "Yes," state where and for how long).

[ ]      [ ]   5.  Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes," complete Aviation
                   Questionnaire).

[ ]      [ ]   6.  Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle, or parachute jumping, or underwater diving, or any other extreme avocation? (If "Yes," complete
                   Avocation Questionnaire).

[ ]      [ ]   7.  Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?

[ ]      [ ]   8.  Have you ever been convicted of a felony or do you have charges pending?
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Give full details for all "Yes" answers above. If necessary, use an additional piece of paper and please sign it
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          QUESTION #                                                               DETAILS
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OL2773                                                         4 of 6                                                           4-02
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SECTION XIII - MEDICAL HISTORY (NOT NECESSARY TO COMPLETE IF MEDICAL OR PARAMEDICAL EXAM HAS BEEN ORDERED)
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
Height                         Weight                             Has your weight changed by 10 pounds or more in the past 2 years?
                                                                  If "yes", how much ______ pounds   [ ] Gain   [ ] Loss
------------------- -------- -------- -------------------------- ------------------- ------- ------- -------------------------------
FAMILY HISTORY:      Age if   Age at  If alive, indicate health  FAMILY HISTORY:      Age if  Age at  If alive, indicate health
                     Alive    Death   problems or if deceased,                        Alive   Death   problems or if deceased,
                                      indicate cause of death:                                         indicate cause of death:
------------------- -------- -------- -------------------------- ------------------- ------- ------- -------------------------------
Father [ ] Alive                                                 Mother [ ] Alive
       [ ] Deceased                                                     [ ] Deceased
------------------- -------- -------- -------------------------- ------------------- ------- ------- -------------------------------
PERSONAL PHYSICIAN: Please provide the name and address of your  Has anyone in your immediate family developed any hereditary personal physician or health care provider, date of most recent  condition, cancer, or heart disease before age 60? [ ] Yes
visit, reason for visit, and results of treatment (if any):      (please provide details below) [ ] No



---------------------------------------------------------------- -------------- ----------------------------------------------------
HAVE YOU EVER HAD, OR BEEN TOLD BY A PHYSICIAN OR OTHER HEALTH                  Please provide details of "YES" answers
CARE PROVIDER THAT YOU HAVE:                                                    (include question number, diagnosis,
1.  High blood pressure or hypertension?                        [ ] Yes [ ] No  date of occurrence, hospital or treating
2.  Pain, pressure, or discomfort in the chest, angina pectoris,                physician's name and address, and
    palpitations, swelling of the ankles, or undue shortness of                 current status). Use OL1590 if
    breath?                                                     [ ] Yes [ ] No  additional space is necessary to record
3.  Heart disease, coronary artery disease, cardiomyopathy,                     all details.
    heart failure, atrial fibrillation, heart rhythm
    abnormality, heart murmur, congenital heart disease or
    valvular heart disease?                                     [ ] Yes [ ] No
4.  Peripheral vascular disease, claudication, narrowing or
    blockage of arteries or veins?                              [ ] Yes [ ] No
5.  Asthma, pulmonary fibrosis, chronic cough, emphysema,
    pneumonia, or any other lung disease?                       [ ] Yes [ ] No
6.  Neurologic disease, seizures, fainting, falls, concussion, stroke, transient ischemic attack (TIA), tremor, neuropathy, weakness, paralysis, Parkinson's disease, memory loss,
    dementia, or any other disease of the brain or nervous
    system?                                                     [ ] Yes [ ] No
7.  Depression, bipolar disorder, schizophrenia, anxiety, or
    other psychiatric illness?                                  [ ] Yes [ ] No
8.  Arthritis, lupus, or any musculoskeletal or skin disorder?  [ ] Yes [ ] No
9.  Ulcers, abdominal pain, colitis, Crohn's disease, gall
    bladder disease, liver disease, hepatitis, jaundice,
    pancreatitis, or any other disease of the gastrointestinal
    system?                                                     [ ] Yes [ ] No
10. Diabetes, kidney disease, kidney stones, bladder disorder,
    prostate disorder, protein or blood in the urine?           [ ] Yes [ ] No
11. Endocrine disorder, including disorder of the thyroid,
    parathyroid, adrenal, or pituitary glands?                  [ ] Yes [ ] No
12. Acquired Immune Deficiency Syndrome (AIDS) or any other
    immunologic disorder?                                       [ ] Yes [ ] No
13. Anemia, bleeding or clotting disorder, or any other disorder
    of the blood or bone marrow?                                [ ] Yes [ ] No
14. Cancer of any type, tumor (benign or malignant), leukemia,
    lymphoma, or Hodgkin's disease?                             [ ] Yes [ ] No
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15. Are you taking any kind of medicine, therapy, or treatment
    regularly or at frequent intervals?                         [ ] Yes [ ] No
16. Have you ever been treated for alcoholism or been advised to
    limit or stop your use of alcohol?                          [ ] Yes [ ] No
17. Have you ever used narcotics, barbiturates, amphetamines, hallucinogens, or any prescription drug except in accordance
    with a physician's instructions?                            [ ] Yes [ ] No
18. Have you ever been a patient in any hospital, treatment
    center, or similar facility within the last 10 years?       [ ] Yes [ ] No
19. Have you had, or been advised to have, any surgery, X-rays, electrocardiograms, blood studies (excluding HIV or AIDS
    tests), or other tests within the last 5 years?             [ ] Yes [ ] No
20. Other than above, have you had any other physical or
    psychological disorder or been treated by a physician or
    other health care provider for any reason within the past 5
    years?                                                      [ ] Yes [ ] No
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Phoenix reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.
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OL2773                                                         5 of 6                                                           4-02
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
                                                AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, health care provider, hospital, clinic or other medically-related facility, insurance company or the
Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix
Life Insurance Company and its affiliated insurers (Phoenix) or its reinsurers. I authorize any of the above sources to release to
Phoenix or its reinsurers any of my information relating to alcohol use, drug use and mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy. Information that is not personally identifiable may be used for insurance statistical studies.

If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information.

I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer
Reports and the Medical Information Bureau. I authorize the preparation of an investigative consumer report.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[ ] I DO [ ] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
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I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in Part I or and in Part II of this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that i) no statement made to, or information acquired by any Licensed Agent/Registered Representative who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, and ii) the Licensed
Agent/Registered Representative has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred: the policy has been issued by the Company; the premium required for issuance of the policy has been paid in full during the lifetime of the insured; all the representations made in the application remain true, complete and accurate as of the latest of such dates, and there has been no change in the health of any proposed insured that would change the answers to any of the questions in the application.

I understand that if there is any change in my health or physical condition, or if I visit a physician or am hospitalized, subsequent to the date I complete the application or provide any information to be contained in the application, I will inform the
Company as soon as possible.

Under penalty of perjury, I confirm that (a) the Social Security or Tax Identification Number shown above is correct, and (b) that I am not subject to back-up withholding. (Strike this out and initial if not true).

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.

If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form, Summary of Coverage for Accelerated Benefit Rider.
------------------------------ ------------------- --------------------------------------------------------------- -----------------
Proposed Insured's Signature    State Signed In     Witness (Must be signed in presence of Proposed Insured)        Date

------------------------------ ------------------- --------------------------------------------------------------- -----------------
Owner's Signature (if other     State Signed In     Witness (Must be signed in presence of Owner)                   Date
than Proposed Insured)

------------------------------ ------------------- --------------------------------------------------------------- -----------------
Parent's Signature              State Signed In     Witness (Must be signed in presence of Parent)                  Date
(for minor insured)

------------------------------ ------------------- --------------------------------------------------------------- -----------------
The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT IN FORCE WITH THE POLICY
APPLIED FOR? [ ] YES [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) OR ANNUITY TO PAY
FOR THE INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR? [ ] YES [ ] NO

ARE THERE ANY LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS OWNED BY OR ON THE LIFE OF THE APPLICANTS OR THE INSUREDS OR THE OWNER(S)
OR THE ANNUITANT? [ ] YES [ ] NO
----------------------------------------------------------- ------------------------------------------------------------------------
Lic.Agt./Reg. Rep's Name (Print)                             Lic. Agt./Reg. Rep's Email Address

----------------------------------------------------------- -------------------------------- ---------------------------------------
Lic.Agt./Reg. Rep's Signature                                Lic. Agt./Reg. Rep.'s I.D. No.   Lic. Agt./Reg. Rep.'s Telephone No.
X
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Broker/Dealer Name and Address                                                                Broker/Dealer Number

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OL2773                                                         6 of 6                                                           4-02
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